UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Report: March 14, 2008 (March 7, 2008)
                        (Date of Earliest Event Reported)

                                 Thinkpath, Inc.
             (Exact name of Registrant as specified in its charter)

            Ontario                        001-14813             52-209027
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            16 Four Seasons Place, Suite 215 Toronto, Ontario M9M 6E5
               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (416) 622-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIPT.

On March 7, 2008, Thinkpath, Inc. and its wholly-owned subsidiaries. Thinkpath Technical Services, Inc. and Thinkpath of Michigan, Inc., (collectively the "Debtors") filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Southern District of New York (Case Nos. 08- , and 08- respectively). The Debtors will continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Court. The filing is attached hereto.

ITEM 9.01 Financial Statements and Exhibits.


(d)      Exhibits

99.1  Bankruptcy filing dated March 7, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THINKPATH, INC.


By: /s/ Declan French
------------------------------------
Declan French
Chief Executive Officer

Dated: March 14, 2008